UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015

COGENTIX MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 426-6140

(Registrant’s telephone number, including area code)

Vision-Sciences, Inc.

40 Ramland Road South

Orangeburg, New York 10962

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 21, 2014, Vision-Sciences, Inc., a Delaware corporation (“Vision” or the “Company”), and Visor Merger Sub LLC, a Delaware limited liability company and of which the sole member is Vision (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Uroplasty, Inc., a Minnesota corporation (“Uroplasty”), providing for the merger of Uroplasty with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of Vision (the “Merger”).

On March 30, 2015, Vision held a Special Meeting of Shareholders (the “Special Meeting”) at its corporate headquarters located in Orangeburg, New York. At the Special Meeting, holders of a majority of the Vision shares entitled to vote at the meeting approved, among other things, the adoption of the Merger Agreement and the issuance of shares of common stock, $0.01 par value, of Vision (“Vision Shares”), in connection with the Merger.

Pursuant to the Merger Agreement, on March 31, 2015, Uroplasty merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation under the name “Uroplasty, LLC”. Vision changed its name to “Cogentix Medical, Inc.” and the Vision Shares will now trade on the Nasdaq Stock Market (“NASDAQ”) under the new symbol “CGNT”. Following the completion of the Merger, Uroplasty’s common stock, par value $0.01 per share (“Uroplasty Shares”), ceased trading on NASDAQ.

Pursuant to the Merger Agreement and as of the effective time of the Merger (the “Merger Effective Time”), each Uroplasty Share outstanding immediately prior to the Merger Effective Time (other than Uroplasty Shares held by Uroplasty as treasury stock and Uroplasty Shares owned by Uroplasty, Vision or any of their respective subsidiaries, which Uroplasty Shares were cancelled) was converted into the right to receive 0.72662 Vision Shares. This calculation reflected the 3.6331 Exchange Ratio as defined in the Merger Agreement as adjusted for Vision’s one-for-five reverse stock split plus cash (without interest) in lieu of fractional shares, if any, in an amount equal to the product of (a) such fractional part of a Vision Share, multiplied by (b) $1.85, the closing price for a Vision Share as reported on NASDAQ on March 30, 2015, the trading day immediately prior to the Merger Effective Time, adjusted for Vision’s one-for-five reverse stock split (collectively, the “Merger Consideration”).

Immediately following the Merger Effective Time, Vision shareholders owned approximately 37.5% and Uroplasty shareholders owned approximately 62.5% of the combined company on a fully-diluted basis, excluding shares of Vision common stock issuable upon the conversion of promissory notes and warrants held by Mr. Lewis C. Pell, former Chairman of Vision (which were amended in connection with the Merger).

As of the Merger Effective Time, all outstanding options to purchase Uroplasty Shares and other equity awards based on Uroplasty Shares, which were outstanding immediately prior to the Merger Effective Time, became, respectively, options to purchase Vision Shares and, with respect to all other Uroplasty equity awards, awards based on Vision Shares, in each case, on terms substantially identical to those in effect prior to the Merger Effective Time, except for the adjustments to the underlying number of shares and the exercise price based on the exchange ratio used in the Merger and other adjustments as provided in the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Vision on December 22, 2014.

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Vision registered the issuance of the Vision Shares to the shareholders of Uroplasty with the Securities and Exchange Commission on a Registration Statement on Form S-4 (File No. 333-201721).

Item 3.03. Material Modification to Rights of Security Holders.

As reported in Item 5.03 and 5.07 below, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation and the Company amended its Amended and Restated Certificate of Incorporation to effectuate a one-for-five reverse stock split. The information contained in Item 5.03 and 5.07 of this Current Report on Form 8-K pertaining to this reverse stock split is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 31, 2015, as a result of the completion of the Merger, which constituted a “reverse acquisition” of Vision by Uroplasty for tax and accounting purposes, the Audit Committee of the Company’s Board of Directors changed the independent registered public accounting firm from EisnerAmper LLP (“EisnerAmper”) to Grant Thornton LLP (“Grant Thornton”) for the year ending March 31, 2015, both with immediate effect.

EisnerAmper’s report on the Company’s financial statements for each of the past two fiscal years ended March 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2014 and 2013 and the subsequent interim period, there were no: (i) disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference to the matter in their report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended March 31, 2014 and 2013 and the subsequent interim period, neither the Company nor anyone acting on its behalf consulted Grant Thornton regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided the disclosure in this Item to EisnerAmper, and, as required by Item 304 of Regulation S-K, is filing as Exhibit 16.1 hereto the letter received from EisnerAmper in response.

Item 5.01. Change in Control of Registrant.

The information set forth under Items 2.01 and 5.02 is hereby incorporated by reference herein.

As described in Items 2.01, pursuant to the Merger Agreement, on March 31, 2015, Uroplasty merged with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of the Company. As of the Merger Effective Time, each Uroplasty Share then issued and outstanding (other than Uroplasty Shares held by Uroplasty as treasury stock and Uroplasty Shares owned by Uroplasty, the Company or any of their respective subsidiaries) ceased to be issued and outstanding and was automatically converted into the right to receive the Merger Consideration.

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As a result of the Merger, a change in control of Vision occurred.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on December 22, 2014.

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the completion of the Merger and in accordance with the terms of the Merger Agreement, the Board of Directors of the Company accepted the resignations, dated March 30, 2015, of the following directors of the Company with such resignations effective as of the Merger Effective Time: David W. Anderson; Katsumi Oneda; and John Rydzewski.

The Board of Directors of the Company also accepted the resignation, dated March 30, 2015, of Howard I. Zauberman, as President and Chief Executive Officer of the Company, with his resignation effective as of the Merger Effective Time. Mr. Zauberman will remain a director of the Company following the effectiveness of the Merger. The Board of Directors of the Company also determined that the following executive officers will no longer serve as executive officers of the Company effective as of the Merger Effective Time, but will remain employees of the Company: Mark Landman, Vice President, Disposables Operations; Jitendra Patel, Vice President, Industrial Division; and Gary Siegel, Vice President, Finance.

The Board of Directors of the Company further fixed the number of directors at eight, and elected the following five individuals to serve as directors, effective at completion of the Merger and until the Company’s annual meeting of stockholders where their term expires, until their respective successors are elected and qualified or until their earlier resignation or removal:

Class III Directors: Term Ending at 2015 Annual Meeting

Kevin H. Roche and Kenneth H. Paulus

Class I Directors: Term Ending at 2016 Annual Meeting

James P. Stauner

Class II Directors: Term Ending at 2017 Annual Meeting

Robert C. Kill and Sven A. Wehrwein

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The members of the Board of Directors of the Company now consists of the following individuals serving in the following classes with the following terms:

Class III Directors: Term Ending at 2015 Annual Meeting	Class I Directors: Term Ending at 2016 Annual Meeting	Class II Directors: Term Ending at 2017 Annual Meeting
Kevin H. Roche	Lewis C. Pell	Robert C. Kill
Kenneth H. Paulus	James P. Stauner	Sven A. Wehrwein
	Howard I. Zauberman	Dr. Cheryl Pegus

Further, Mr. Kill was appointed Chair of the Board of Directors of the Company, and Mr. Stauner was appointed as Lead Director by the Board of Directors of the Company.

The Committees of the Board of Directors of the Company were reconstituted as follows:

•	Audit Committee: Kevin H. Roche, James P. Stauner; and Sven A. Wehrwein (chair of the committee)

•	Compensation Committee: Kenneth H. Paulus (chair of the committee); Dr. Cheryl Pegus; and Sven A. Wehrwein

•	Governance and Nominating Committee: Kenneth H. Paulus; Dr. Cheryl Pegus; and Kevin H. Roche (chair of the committee)

The information required by Item 5.02(d)(5) for the members of the Board of Directors is set forth in the Company’s Registration Statement on Form S-4 (File No. 333-201721) and is incorporated herein by reference.

The Board of Directors also appointed the following individuals to serve as executive officers of the Company effective at the Merger Effective Time and until their respective successors are elected and qualified or until their earlier resignation or removal:

Name	Office(s)
Robert C. Kill	President and Chief Executive Officer
Darin Hammers	Senior Vice President, Global Sales and Marketing
Brett A. Reynolds	Senior Vice President, Chief Financial Officer and Corporate Secretary

The information required by Items 5.02(c)(2) and (3) of Form 8-K for the above mentioned executive officers is set forth in the Company’s Registration Statement on Form S-4 (File No. 333-201721) and is incorporated herein by reference.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective upon the Merger Effective Time, the Company’s Amended and Restated Certificate of Incorporation was amended to change the name of the Company from “Vision-Sciences, Inc.” to “Cogentix Medical, Inc.”.

Further, effective immediately prior to the Merger Effective Time, the Company’s Amended and Restated Certificate of Incorporation was amended to effect a one-for-five reverse split of Vision’s common stock (the “Reverse Stock Split”). The Certificate of Amendment provides that the Reverse Stock Split became effective at 4:05 p.m., Eastern time, on March 31, 2015 (the “Split Effective Time”), at which time every five issued and outstanding Vision Shares were automatically combined into one issued and outstanding Vision Share, without any change in the par value per share. The Certificate of Amendment provides that in lieu of any fractional share of Vision common stock to which a stockholder otherwise would be entitled as a result of the Reverse Stock Split, the Company will pay a cash amount equal to the fair value of the fractional share of common stock as of the Split Effective Time which shall be equal to a proportional interest of the value of a whole share based on the closing sale price of the Vision common stock on NASDAQ on March 31, 2015, as adjusted for the Reverse Stock Split.

Following the completion of the Merger and the Reverse Stock Split, the Company had approximately 25.75 million shares of Common Stock issued and outstanding. All outstanding options, convertible promissory notes, warrants or other awards to purchase Vision Shares will be adjusted proportionately.

Trading of the Company’s common stock will continue on NASDAQ on a split-adjusted basis on April 1, 2015 under the new symbol “CGNT”. The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 19243A 104.

The foregoing description of the amendments to the Company’s Amended and Restated Certificate of Incorporation are qualified in its entirety by reference to Exhibits 3.1 and 3.2 hereto, which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 30, 2015, Vision held a Special Meeting of Stockholders at its corporate offices in Orangeburg, New York (the “Special Meeting”). At the Special Meeting, the following proposals were submitted to a vote by stockholders, the results for each of which are set forth below:

1. To approve (a) the agreement and plan of merger, dated as of December 21, 2014, among the Company, Uroplasty, and Merger Sub, which provides, among other things, for the merger of Uroplasty, Inc. with and into Visor Merger Sub LLC and the conversion of each share of Uroplasty common stock outstanding immediately prior to the merger into the right to receive 3.6331 shares of common stock of Vision, and (b) the issuance of shares of Vision’s common stock in connection with the merger.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,004,124	320,240	76,471	0

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2. To approve, on an advisory basis, specified compensatory arrangements between Vision and its named executive officers relating to the merger.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,212,913	1,073,014	114,908	0

3. To approve an amendment to Vision’s Amended and Restated Certificate of Incorporation to change the name of the company from “Vision-Sciences, Inc.” to “Cogentix Medical, Inc.” effective as of the effective time of the merger.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,075,274	308,890	16,671	0

4. To approve an amendment to Vision’s Amended and Restated Certificate of Incorporation to effect a reverse split of Vision’s common stock.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,988,494	363,340	49,001	0

5. To approve an amendment to Vision’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 275,000,000 effective as of the effective time of the merger, if the proposal to effect the reverse stock split is not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,907,897	366,081	126,857	0

6. To approve the Cogentix Medical, Inc. 2015 Omnibus Incentive Plan effective as of the effective time of the merger.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,924,131	398,168	78,536	0

7. To approve amendments to all of the convertible promissory notes and warrants held by Lewis C. Pell, the Chairman of the Vision board of directors.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,939,238	345,341	116,256	0

8. To approve any motion to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,868,486	440,228	92,121	0

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Item 7.01. Regulation FD Disclosure.

On March 30, 2015, Uroplasty and Vision issued a joint press release announcing that its shareholders had approved the Merger Agreement and the transactions set forth in the Merger Agreement, a copy of which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

On March 31, 2015, Vision issued a press release announcing the one-for-five reverse stock split, a copy of which is included as Exhibit 99.2 to this report and is incorporated herein by reference.

On March 31, 2015, Uroplasty and Vision issued a joint press release announcing the completion of the Merger and the transactions set forth in the Merger Agreement. A copy of the press release is included as Exhibit 99.3 to this report and is incorporated herein by reference.

The information in this Item 7.01 (including the press release) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The information required by Item 9.01(a) of this report is set forth in the Company’s Registration Statement on Form S-4 (File No. 333-201721) and is incorporated herein by reference.

(b) Pro forma financial information.

The information required by Item 9.01(b) of this report is set forth in the Company’s Registration Statement on Form S-4 (File No. 333-201721) and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of December 21, 2014, among Vision-Sciences, Inc., Visor Merger Sub LLC and Uroplasty, Inc. (Incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed on December 22, 2014).

3.1	Amendment to the Registrant’s Amended and Restated Certificate of Incorporation to Change the Registrant’s Name dated March 31, 2015 (Filed herewith).
3.2	Amendment to the Registrant’s Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split dated March 31, 2015 (Filed herewith).
16.1	Letter from EisnerAmper LLP regarding change in certifying accountants (Filed herewith).
23.1	Consent of Grant Thornton LLP (Filed herewith).
99.1	Press Release of Uroplasty, Inc. and Vision-Sciences, Inc. dated March 30, 2015 (Furnished herewith).
99.2	Press Release of Vision-Sciences, Inc. dated March 31, 2015 (Furnished herewith).
99.3	Press Release of Uroplasty, Inc. and Cogentix Medical, Inc. (f/k/a Vision-Sciences, Inc.) dated March 31, 2015 (Furnished herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2015	COGENTIX MEDICAL, INC.

	By:	/s/ Brett Reynolds
	Name:	Brett Reynolds
	Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

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COGENTIX MEDICAL, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
2.1	Agreement and Plan of Merger, dated as of December 21, 2014, among Vision-Sciences, Inc., Visor Merger Sub LLC and Uroplasty, Inc.	Incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed on December 22, 2014
3.1	Amendment to the Registrant’s Amended and Restated Certificate of Incorporation dated March 31, 2015.	Filed herewith
3.2	Amendment to the Registrant’s Amended and Restated Certificate of Incorporation dated March 31, 2015.	Filed herewith
16.1	Letter from EisnerAmper LLP regarding change in certifying accountants.	Filed herewith
23.1	Consent of Grant Thornton LLP dated March 31, 2015.	Filed herewith
99.1	Press Release of Uroplasty, Inc. and Vision-Sciences, Inc. dated March 30, 2015.	Furnished herewith
99.2	Press Release of Vision-Sciences, Inc. dated March 31, 2015.	Furnished herewith
99.2	Press Release of Uroplasty, Inc. and Cogentix Medical, Inc. (f/k/a Vision-Sciences, Inc.) dated March 31, 2015.	Furnished herewith

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